SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Preliminary Information Statement.

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☒	Definitive Information Statement.

SEASONS SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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Seasons Series Trust

SA Franklin Allocation Moderately Aggressive Portfolio

(formerly, SA Putnam Asset Allocation Diversified Growth Portfolio)

P.O. Box 15570

Amarillo, Texas 79105-5570

June 27, 2025

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the SA Franklin Allocation Moderately Aggressive Portfolio (formerly, SA Putnam Asset Allocation Diversified Growth Portfolio) (the “Portfolio”), a series of Seasons Series Trust (the “Trust”). The purpose of the Information Statement is to inform you that at a meeting held on April 2, 2025, the Board of Trustees of the Trust approved (i) the termination of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Putnam Investment Management, LLC (“Putnam”) with respect to the Portfolio (the “Prior Subadvisory Agreement”), (ii) a subadvisory agreement between SunAmerica and Franklin Advisers, Inc. (“Franklin”) with respect to the Portfolio (the “New Subadvisory Agreement”), and (iii) a sub-subadvisory agreement between Franklin and Putnam with respect to the Portfolio (the “New Sub-Subadvisory Agreement,” and together with the New Subadvisory Agreement, the “New Agreements”), each effective on April 30, 2025.

Franklin replaced Putnam, an affiliate of Franklin, as the subadviser to the Portfolio as a result of the Putnam Fixed Income and Putnam Investment Solutions Teams being integrated into the Franklin Templeton Fixed Income and Franklin Templeton Investment Solutions Teams, respectively. This integration resulted in the Portfolio’s portfolio managers and other investment personnel becoming employees of Franklin.

In connection with the approval of the New Agreements, there were no changes to the Portfolio’s principal investment strategies or principal investment risks. The approval of the New Agreements did not result in any change to the advisory fees or expenses payable by the Portfolio.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Agreements, Franklin and Putnam.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

Seasons Series Trust

Seasons Series Trust

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Franklin Allocation Moderately Aggressive Portfolio

(formerly, SA Putnam Asset Allocation Diversified Growth Portfolio)

(the “Portfolio”)

INFORMATION STATEMENT

REGARDING NEW SUBADVISORY AND SUB-SUBADVISORY AGREEMENTS

FOR THE SA FRANKLIN ALLOCATION MODERATELY AGGRESSIVE PORTFOLIO

You have received this Information Statement because, on April 30, 2025, you were invested in the Portfolio through a variable annuity or variable life insurance contract policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or the “Trustees”) of Seasons Series Trust (the “Trust”) to terminate the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) and Putnam Investment Management, LLC (“Putnam”) with respect to the Portfolio (the “Prior Subadvisory Agreement”), approve a subadvisory agreement between SunAmerica and Franklin Advisers, Inc. (“Franklin” and, together with Putnam, the “Subadvisers”) with respect to the Portfolio (the “New Subadvisory Agreement”), and approve a sub-subadvisory agreement between Franklin and Putnam with respect to the Portfolio (the “New Sub-Subadvisory Agreement,” and together with the New Subadvisory Agreement, the “New Agreements”). Pursuant to the New Subadvisory Agreement, SunAmerica delegates certain responsibilities for advising the Portfolio to Franklin, and, pursuant to the New Sub-Subadvisory Agreement, Franklin delegates certain responsibilities for advising a portion of the Portfolio to Putnam.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

SunAmerica and the Trust rely on an exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”) on December 3, 1996, that permits SunAmerica to enter into or amend subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval (the “Order”). The Order applies to the Portfolio and is subject to certain conditions, including the requirement that the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approves any new subadvisory agreement or amendment to a subadvisory agreement.

At a meeting held on April 2, 2025 (the “Meeting”), the Board, including a majority of the Independent Trustees, approved the termination of the Prior Subadvisory Agreement between SunAmerica and Putnam, approved the New Subadvisory Agreement between SunAmerica and Franklin, and approved the New Sub-Subadvisory Agreement between Franklin and Putnam with respect to the Portfolio. The New Agreements became effective on April 30, 2025.

Franklin replaced Putnam, an affiliate of Franklin, as the subadviser to the Portfolio as a result of the Putnam Fixed Income and Putnam Investment Solutions Teams being integrated into the Franklin Templeton Fixed Income and Franklin Templeton Investment Solutions Teams, respectively. This integration resulted in the Portfolio’s portfolio managers and other investment personnel becoming employees of Franklin.

The Order requires that within 60 days of entering into a new subadvisory agreement with respect to a portfolio, the Trust must furnish the portfolio’s shareholders with the same information about the new subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at CorebridgeFinancial.com/InformationStatements on or about June 27, 2025.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 13, 2025, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on October 9, 2024.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. SunAmerica is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The subadvisers to the Trust’s portfolios, including Franklin, act pursuant to subadvisory agreements with SunAmerica and the sub-subadvisers, including Putnam, act pursuant to sub-subadvisory agreements with the applicable subadviser. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers, and negotiating commission rates for the portfolios. The subadvisers and sub-subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser or sub-subadviser.

There were no changes to the Advisory Agreement or SunAmerica’s advisory fees in connection with the approval of the New Agreements. For the fiscal year ended March 31, 2025, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$1,774,669	0.85%

In connection with the approval of the New Agreements, there were no changes to the Portfolio’s principal investment strategies or principal investment risks.

The New Subadvisory Agreement

Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of the Adviser, Franklin will manage the investment and reinvestment of the assets of the Portfolio and will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Franklin shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to Franklin, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Trust’s current prospectus and statement of additional information as delivered to Franklin, and (b) applicable laws and regulations.

The New Subadvisory Agreement is otherwise similar to the Prior Subadvisory Agreement with respect to the Portfolio, except that the New Subadvisory Agreement materially differs, among other things, in: (i) the name of the subadviser; (ii) the effective date and termination date of the agreement; (iii) certain representations and warranties made by the subadviser; (iv) the addition of an express requirement to maintain certain levels of errors and omissions insurance and to supply proof of coverage to the Adviser; (v) the replacement of a disclaimer for the administrative affairs of the Portfolio and responsibility for calculation of the Portfolio’s net asset value with a disclaimer by the subadviser of responsibility for certain other expenses such as fees of the Portfolio’s independent registered public accountants; (vi) the addition of explicit authority of the subadviser to delegate certain responsibilities to an affiliate provided such delegation does not relieve the subadviser of its duties; (vii) the addition of an express acknowledgement by the Adviser that the subadviser does not hold any client funds; (viii) the inclusion of terms explicitly authorizing the subadviser to exercise corporate actions and to negotiate certain brokerage arrangements on behalf of the Portfolio; (ix) the absence of language stating that the subadviser may make certain facilities, equipment, personnel, and other service available to the Adviser in its discretion; (x) the addition of terms whereby the Adviser agrees to furnish a list of affiliates of the Adviser and the funds to which investment restrictions apply; (xi) the addition of terms whereby the Adviser agrees to furnish certain disclosure documents to the subadviser; (xii) the addition of terms whereby the subadviser agrees to furnish certain information to the Adviser and the Portfolio’s chief compliance officer concerning compliance with applicable laws; (xiii) different undertakings by the subadviser with respect to certain records; (xiv) different undertakings with respect to use of the subadviser’s name and logo; (xv) the absence of a covenant whereby the Adviser agreed to certain marketing restrictions in respect of the Putnam Capital Manager Annuity Contract; (xvi) different terms of indemnification as between the Adviser and the subadviser; (xvii) the absence of certain language related to the permissible interests of trustees in the subadviser; (xviii) the inclusion of language whereby the subadviser disclaims responsibility for taking legal action on behalf of the Trust; and (xix) the inclusion of new terms related to the subadviser’s registration as an investment adviser under applicable law, the subadviser’s use of affiliated and unaffiliated service providers, and force majeure events.

The New Subadvisory Agreement also provides for automatic termination with respect to the Portfolio unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to the Portfolio, without penalty, by the Portfolio or Trust, Board, SunAmerica, or the holders of a majority of the outstanding shares of the Portfolio, on not less than 30 nor more than 60 days’ prior written notice to Franklin.

Under the New Subadvisory Agreement, Franklin is compensated by SunAmerica (and not the Portfolio) at an annual rate equal to a percentage of the advisory fees received by SunAmerica from the Trust, on behalf of the Portfolio, with respect to the average daily net assets of the Portfolio that Franklin manages.

For the most recent fiscal year ended March 31, 2025, SunAmerica received advisory fees from the Portfolio in the amount of $1,774,669 or 0.85% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to Putnam for its management of the Portfolio in the aggregate amount of $707,719 or 0.34% of average daily net assets, retaining $1,066,950 of its advisory fee. The subadvisory fees payable to Franklin under the New Subadvisory Agreement are identical to the subadvisory fees payable under the Prior Subadvisory Agreement to Putnam. As a result, the New Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

The New Subadvisory Agreement is attached as Exhibit A, and the description of the New Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

The New Sub-Subadvisory Agreement

Under the terms of the New Sub-Subadvisory Agreement, and subject to the overall policies, direction and review of the Board and the instructions and supervision of Franklin, Putnam will provide certain investment advisory and related services for a portion of the Portfolio including (i) managing the investment and reinvestment of that portion of the Portfolio allocated for investment to it by Franklin, if any, from time to time, with Putnam determining what securities and other property will be purchased, retained or sold with respect to such portion, and placing all purchase and sale orders with respect to such portion; (ii) providing assistance with purchasing and selling securities and other property for the Portfolio, including the placement of orders with broker-dealers selected by Putnam, even if Franklin has not delegated investment discretion with respect to such assets; and (iii) performing research and obtaining and evaluating pertinent economic, statistical, and financial data relevant to the investment strategies and policies of the Portfolio, as set forth in the Portfolio’s prospectus and statement of additional information, and sharing such research and data with Franklin upon request.

In performing these services, Putnam shall adhere to the Portfolio’s investment goal, policies and restrictions as contained in the Portfolio’s current prospectus and statement of additional information, and in the Trust’s Amended and Restated Declaration of Trust and Bylaws, as applicable, and to the investment guidelines most recently established by Franklin (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act, and the rules and regulations of the SEC in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

The New Sub-Subadvisory Agreement shall continue in effect for two years and is renewable annually thereafter so long as such continuance is specifically approved at least annually (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the New Sub-Subadvisory Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Subadvisory Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to Franklin and Putnam, and by Franklin or Putnam upon sixty (60) days’ written notice to the other party. In addition, the New Sub-Subadvisory Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the New Subadvisory Agreement between SunAmerica and Franklin.

For its services under the New Sub-Subadvisory Agreement, Putnam will receive a sub-subadvisory fee out of the subadvisory fees that Franklin receives from SunAmerica pursuant to the New Subadvisory Agreement with respect to the Portfolio. As Franklin, and neither SunAmerica nor the Portfolio, is responsible for the payment of the sub-subadvisory fees, the fees and expenses paid by the Portfolio’s shareholders will not increase as a result of the approval of the New Sub-Subadvisory Agreement, and the approval of the New Sub-Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

The New Sub-Subadvisory Agreement is attached as Exhibit B, and the description of the New Sub-Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit B.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and Franklin, and the New Sub-Subadvisory Agreement between Franklin and Putnam, with respect to the Portfolio. In connection with the approval of the New Agreements, the Board received materials related to certain factors used in its consideration of whether to approve the New Agreements. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadvisers;

(3)	the size and structure of the subadvisory and sub-subadvisory fees and any other material payments to be paid to the Subadvisers;

(4)	the organizational capability and financial condition of the Subadvisers and their affiliates; and

(5)	the fees to be paid by the Adviser to Franklin and by Franklin to Putnam for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding Franklin and Putnam’s compliance and regulatory history. The Board also took into account extensive information from the Subadvisers regarding its services provided to the Trust, which materials the Board reviewed at its October 9, 2024 meeting (the “October Meeting”) in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and the Subadvisers in connection with their consideration of approval of the New Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

At the October Meeting, the Board received information regarding the Portfolio’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadvisers with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio, as applicable.

Nature, Extent and Quality of Services Provided by the Subadvisers.

The Board noted that management was proposing to appoint Franklin as subadviser and Putnam as sub-subadviser to the Portfolio because of an organizational change at Franklin and Putnam, such that that the team at Putnam currently responsible for managing the Portfolio would be moving under the Franklin umbrella in connection with the continued integration of personnel following the acquisition of Putnam by Franklin. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by the Subadvisers. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to Franklin, the Board noted that Franklin would be responsible for providing investment management services on a day-to-day basis. In such role, Franklin would (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. With respect to Putnam, the Board noted that Putnam would (i) manage the investment and reinvestment of that portion of the Portfolio allocated for investment to it by Franklin; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management at that portion; (iii) provide assistance with purchasing and selling securities for the Portfolio; and (iv) research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment strategies and policies of the Portfolio.

The Board reviewed the Subadvisers’ history, structure and size, and investment experience. The Board considered the personnel of the Subadvisers who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, the Subadvisers have the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of the Subadvisers who would be responsible for providing investment management services to the Portfolio, noting that the Portfolio will not have any new lead portfolio managers resulting from the organizational change at Franklin.

The Board also reviewed and considered the Subadvisers’ compliance and regulatory history, including information about whether either firm has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser or sub-subadviser, as applicable, to the Portfolio. The Board considered the Subadvisers’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on the Franklin’s or Putnam’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadvisers and that there was a reasonable basis on which to conclude that the Subadvisers would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

At the October Meeting, the Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against the fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees would be paid by SunAmerica out of its advisory fee and not by the Portfolio, and that the sub-subadvisory fees would be paid by Franklin. The Board also noted that the proposed subadvisory fees to be paid to Franklin are identical to the subadvisory fees currently paid to Putnam for management of the Portfolio. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees to be retained. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

To assist in analyzing the reasonableness of the subadvisory fee at the October Meeting, the Board received a report prepared independently by Broadridge Financial Solutions, Inc., as well as information provided by management. The Board also considered advisory and subadvisory fees received by the Subadvisers and performance data with respect to other mutual funds and accounts with similar investment strategies to the Portfolio.

The performance information included information as of December 31, 2024, from Franklin and included the performance of the Portfolio as currently managed by Putnam. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees, and that the sub-subadvisory fees paid pursuant to the New Sub-Subadvisory Agreement are paid by Franklin out of its subadvisory fees. The Board considered that the New Subadvisory Agreement contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Portfolio does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadvisers in connection with their relationships with the Portfolio is therefore not a material factor in its consideration of the Agreements.

The Board considered other potential indirect benefits to the Subadvisers as a result of their relationships with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadvisers’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadvisers in their management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Agreements.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Agreements, including the duties and responsibilities undertaken by SunAmerica and the Subadvisers as discussed above. The Board also reviewed the differences in the terms of the New Subadvisory Agreement as compared to the terms of the subadvisory agreement between SunAmerica and Putnam with respect to the Portfolio.

Conclusions.

In reaching its decision to recommend the approval of the New Agreements, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered, and each Trustee may have attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that each of the Subadvisers possesses the capability and resources to perform the duties required of it under the applicable New Agreement.

Further, based upon its review of the New Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Agreements are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory and sub-subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about Franklin

Franklin is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403 and a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of March 31, 2025, Franklin Templeton managed approximately $1.50 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in over 150 countries.

The following chart lists Franklin’s principal executive officers and directors and their principal occupations. The business address for these individuals is the same as for Franklin.

Name and Address	Principal Occupation
Rupert Harris Johnson	Director
Michael James Hasenstab	Executive Vice President
Edward Douglas Perks	President and Director
Michael Paul McCarthy	Executive Vice President and Portfolio Manager
Stephen Harold Dover	Executive Vice President and Director
Roger Alan Bayston	Executive Vice President
Sonal Desai	Executive Vice President and Director
Wylie Allerton Tollette	Executive Vice President
Lindsey Harumi Oshita	Chief Financial Officer
Adam Jay Petryk	Executive Vice President
Thomas Clifton Merchant	Chief Legal Officer
Michael C. Foley	Executive Vice President
Bjorn Anthony Davis	Chief Compliance Officer
Leeor Paul Avigdor	Treasurer
Jonathan Tourtellotte Curtis	Executive Vice President and Chief Investment Officer

No Trustee of the Trust has owned any securities, or has had, any material interest in, or a material interest in a material transaction with Franklin or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Franklin.

Franklin provides investment advisory or sub-advisory services, as applicable, to other mutual funds and/or institutional accounts. None of these other mutual funds and/or institutional accounts have investment strategies or objectives similar to that of the Portfolio. Franklin is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies or objectives similar to that of the Portfolio. The name of each such fund, information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Franklin are set forth below.

Fund Name	Assets as of March 31, 2025 (millions)	Fee Rate (% of average daily net assets)

SA Franklin Allocation Moderately Aggressive Portfolio	199,631,919.76	0.32505

Information about Putnam

Putnam is a Delaware limited liability company with principal offices at 100 Federal Street, Boston, MA 02110. Putnam is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC (“Putnam Holdings”). Putnam Holdings is owned through a series of wholly-owned subsidiaries by Franklin Templeton. As of March 31, 2025, Putnam Holdings had approximately $92.38 billion in assets under management.

The following chart lists Putnam’s principal executive officers and directors and their principal occupations. The business address for these individuals is the same as for Putnam.

Name and Address	Principal Occupation
James F. Clark	Chief Compliance Officer
Richard Shepherd Perkins	President
Leeor Paul Avigdor	Treasurer
Lindsey Oshita	Chief Financial Officer
Thomas Clifton Merchant	Chief Legal Officer
Sonal Desai	Executive Vice President
Adam Jay Petryk	Executive Vice President
Michael C. Foley	Executive Vice President

No Trustee of the Trust has owned any securities, or has had, any material interest in, or a material interest in a material transaction with Putnam or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Putnam.

Putnam provides investment advisory or sub-advisory services, as applicable, to other mutual funds and/or institutional accounts. None of these other mutual funds and/or institutional accounts have investment strategies or objectives similar to that of the Portfolio. Putnam is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies or objectives similar to that of the Portfolio. The name of each such fund, information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Putnam are set forth below.

Fund Name	Assets as of March 31, 2025 (millions)	Fee Rate (% of average daily net assets)

SA Franklin Allocation Moderately Aggressive Portfolio	199,631,919.76	0.32505

Ownership of Shares

As of May 31, 2025, there were approximately 207,574,723.54 shares outstanding in the Portfolio. As of May 31, 2025, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. One or more of the following affiliated mutual funds, known collectively as the “Allocation Portfolios,” each of which is a series of the Trust, owned shares of the Portfolio. The Allocation Portfolios include SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio, and SA Allocation Moderate Portfolio. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage

Class 1	AGL	552,134.81	5.09%

Class 1	Seasons Strategies	10,305,270.28	94.91%

Class 2	Seasons Strategies	34,434,509.25	100%

Class 3	AGL	119,904,668.85	73.89%

Class 3	USL	11,902,226.50	7.33%

Class 3	Seasons Strategies	27,378,966.90	16.87%

Class 3	VALIC	3,096,946.95	1.91%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios are located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of May 31, 2025, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of May 31, 2025.

Brokerage Commissions

The Portfolio did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended March 31, 2025.

Other Service Providers

For the fiscal year ended March 31, 2025, the Portfolio paid an aggregate amount of $458,660 in account maintenance and service fees to AGL, USL, and VALIC, each of which is an affiliate of SunAmerica. In addition, the Portfolio paid $3,161 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is a majority-owned subsidiary of VALIC and is located at 2929 Allen Parkway, Houston, Texas 77019. Corebridge Capital Services, Inc. (“CCS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Portfolio. CCS is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

Shareholder Reports

Copies of the most recent Annual and Semi-Annual Shareholder Reports and reports on Form N-CSR of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Trustees,

/s/ John T. Genoy

John T. Genoy

President

Seasons Series Trust

Dated: June 27, 2025

EXHIBIT A

FIRST AMENDED AND RESTATED

SUBADVISORY AGREEMENT

This FIRST AMENDED AND RESTATED SUBADVISORY AGREEMENT (“Agreement”) is dated as of April 30, 2025, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and FRANKLIN ADVISERS, INC., a California corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (“SAST”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SAST Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SAST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (“SST,” and collectively with SAST, the “Trusts”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SST Advisory Agreement,” and collectively with the SST Advisory Agreement, the “Advisory Agreements”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trusts listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services; and

WHEREAS, the Adviser desires the Subadviser to engage, pursuant to one or more written agreements (each, a “Subadvisory Affiliate Agreement”), one or more affiliates that the Subadviser controls, is controlled by or is under common control with (each, a “Subadviser Affiliate,” and collectively, the “Subadviser Affiliates”), that are registered as investment advisers under the Advisers Act, to assist the Subadviser in discharging its obligations under this Agreement on the terms hereinafter set forth; and

WHEREAS, at an in-person meeting held on April 2, 2025, the Board of Trustees of SST approved a new subadvisory agreement between the Adviser and the Subadviser with respect to the SA Franklin Allocation Moderately Aggressive Portfolio (f/k/a SA Putnam Asset Allocation Diversified Growth Portfolio); and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 13, 2025, pursuant to which Subadviser furnishes investment advisory services to each of the investment portfolios listed on Schedule A (each, a “Portfolio,” and collectively, the “Portfolio(s)”); and the Adviser and the Subadviser wish to amend and restate this Agreement for the foregoing reasons effective as of the date first written above.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.   Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreements. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will

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manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain in accordance with Rule 31a-1 and Rule 31a-2 under the Act, and will render reports to the Adviser and to officers and Trustees of the Trusts, at such times and in such detail as shall be reasonable, concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish, as provided promptly and in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in each Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided promptly by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and the rules and regulations adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in each Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trusts provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based solely on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30- day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trusts, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trusts, to the extent any other subadvisers are engaged by the Adviser (and not the Subadviser), or any other subadvisers to other investment companies that are under common control with the Trusts, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser may delegate certain of the Subadviser’s duties hereunder to a Subadviser Affiliate, provided that any such arrangements are entered into in accordance with all applicable requirements of the Act and the terms of any applicable exemptive orders. The Subadviser acknowledges and agrees that any such delegation by the Subadviser

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shall in no way relieve the Subadviser of its duties and obligations hereunder, all such duties and obligations hereunder shall remain the sole responsibility of the Subadviser as if no such delegation had occurred, and the Subadviser, in accordance with Section 9 hereof, shall be fully responsible and liable for all actions or omissions to act by any Subadviser Affiliate. The Subadviser shall notify the Adviser promptly in writing at least seventy-five (75) days in advance in the event that a Subadvisory Affiliate Agreement is to be materially amended. The Subadviser acknowledges and agrees that the Subadviser Affiliates are not parties to this Agreement and are not intended beneficiaries of this Agreement and that they have no rights under this Agreement.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.   Portfolio Transactions. The Subadviser (and any Subadviser Affiliate that is engaged pursuant to the terms of a Subadvisory Affiliate Agreement) is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trusts and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trusts such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser is authorized to exercise corporate actions with respect to equity and fixed income securities (including, but not limited to, dividends, warrants, rights offerings, tender offers, consents, restructurings, merger, reorganizations, recapitalizations, exchange, subscription, actions at debtholders meetings (and any other action relating to the exercise or enforcement of rights under, or the renegotiation of, the terms of a fixed income instrument)) for the Portfolio(s) in the Subadviser’s discretion. Further, the Subadviser is authorized to disclose confidential information about the Adviser, the Portfolio(s) and the Trusts to third parties as necessary for the Portfolio(s) to participate in any corporate actions for which it is eligible. The Adviser acknowledges that the Subadviser may not exercise a corporate action due to various factors, including, but not limited to, a Portfolio’s ineligibility to participate in such corporate action, the Subadviser’s lack of timely notice of the corporate action, the Subadviser’s inability to provide documentation within the period of time required for participation, or if the Subadviser otherwise determines that participation is not in the best interests of the Portfolio.

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Subject to this Section 2, the Subadviser and any Subadviser Affiliates shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser or any Subadviser Affiliates on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the identity of a Trust or a Portfolio and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.   Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trusts and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

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4.   Reports. The Adviser agrees to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements (collectively, “Trusts Reports”) as soon as practicable after such Trusts Reports are available to the public, and such other information with regard to their affairs and that of the Trusts as the Subadviser may reasonably request. Adviser will provide Subadviser access to a list of the affiliates of Adviser or the Portfolio(s) to which investment restrictions apply, which list will specifically identify (a) all companies in which the Portfolio(s) may not invest, together with ticker symbols and/or CUSIP numbers for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Portfolio(s). Adviser will notify Subadviser any time a change to such list is made.

The Adviser has delivered or will deliver to the Subadviser current copies of the Trusts’ Prospectus and Statement of Additional Information, and all applicable supplements thereto. The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trusts and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s and the Subadviser Affiliates’ compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s and the Subadviser Affiliates’ compliance program and adherence thereto.

5.   Status of the Subadviser. The services of the Subadviser to the Adviser and the Trusts are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trusts are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trusts in any way or otherwise be deemed an agent of the Trusts.

6.   Proxy Voting. Subject to the prior approval by the Board of Trustees of the Trusts and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

7.   Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trusts pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trusts will be provided as soon as reasonably practicable to the Trusts or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trusts’ auditors, the Trusts or any representative of the Trusts, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trusts.

8.   Reference to the Subadviser. None of the Trusts, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trusts, the Portfolio(s) or the Adviser or any affiliate or agent

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thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trusts, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates (including but not limited to any Subadviser Affiliates) in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is solely for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.   Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, members, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to a Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with such Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, members, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trusts (and their officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trusts) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trusts and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.   Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio of a Trust until two (2) years from the date this Agreement becomes effective with respect to such Portfolio, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the respective Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of such Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the respective Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of such Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and such Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

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11.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.      Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trusts must be obtained in conformity with the requirements of the Act.

13.      Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.   Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trusts with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.      Personal Liability. The Declarations of Trust establishing each Trust (each, a “Declaration” and collectively, the “Declarations”), are on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with each Declaration, no Trustee, shareholder, officer, employee or agent of the respective Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the respective Trust, but the respective “Trust Property,” as defined in the Declaration, only shall be liable.

16.   Separate Series. Pursuant to the provisions of the Declarations, each Portfolio is a separate series of each Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the respective Trust as a whole.

17.   Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b)  Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

(c)  To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is

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their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)  Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

(e)  For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)  The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.   Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.   Use of the Services of Others. In rendering the services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation, notwithstanding the engagement of the Subadvisory Affiliates, shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the Act. Subadviser shall remain liable to Adviser for the performance of Subadviser’s and the Subadviser’s Affiliates’ obligations hereunder, and Adviser shall not be responsible for any fees that any such person may charge to Subadviser for such services.

20.   Force Majeure. Notwithstanding anything in this Agreement to the contrary, Subadviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Portfolio(s) resulting from any event beyond the control of Subadviser, its Subadviser Affiliates, or its agents, including but not limited to, nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the assets of the Portfolio(s); or any order or regulation of any banking or securities industry, including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

21.   Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such

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other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906 Attention: General Counsel Email address: DCST@franklintempleton.com

Adviser:	SunAmerica Asset Management, LLC 30 Hudson Street, 16th Floor Jersey City, NJ 07302 Attention: General Counsel Email address: SaamcoLegal@corebridgefinancial.com

22.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John T. Genoy
Name: John T. Genoy Title: President

FRANKLIN ADVISERS, INC.

By:	/s/ Edward Perks
Name: Edward Perks Title: President and CIO

[Signature Page to SAST Franklin Advisers Subadvisory Agreement]

SCHEDULE A

Effective April 30, 2025

SAST Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)	Initial Effective Date

SA Franklin Systematic U.S. Large Cap Core Portfolio	Omitted	January 13, 2025

SA Franklin Systematic U.S. Large Cap Value Portfolio	Omitted	January 13, 2025

SA Franklin Tactical Opportunities Portfolio	Omitted	January 13, 2025

SST Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)	Initial Effective Date

SA Franklin Allocation Moderately Aggressive Portfolio	Omitted	April 30, 2025

EXHIBIT B

SUB-SUBADVISORY AGREEMENT

THIS SUB-SUBADVISORY AGREEMENT made as of April 30, 2025 by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called “FAV”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“PIM”).

WHEREAS, FAV and PIM are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services as an independent contractor; and

WHEREAS, FAV has been retained to render investment sub-advisory services with respect to Seasons Series Trust (the “Trust”), a Massachusetts business trust registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and specifically the SA Putnam Asset Allocation Diversified Growth Portfolio series of the Trust (the “Fund”) ; and

WHEREAS, FAV desires to retain PIM to render certain investment sub-advisory and related services with respect to the Fund pursuant to the terms and provisions of this Agreement, and PIM is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   FAV hereby retains PIM and PIM hereby accepts such engagement, to furnish certain investment advisory and related services with respect to certain assets of the Fund, as more fully set forth herein.

(a)  Subject to the overall policies, direction and review of the Fund’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, PIM will provide certain investment advisory and related services for a portion of the Fund as agreed upon from time to time by FAV and PIM, including:

(i)

managing the investment and reinvestment of that portion of the Fund’s portfolio allocated for investment to it by FAV, if any, from time to time, with PIM determining what securities and other property will be purchased, retained or sold with respect to such portion, and placing all purchase and sale orders with respect to such portion;

(ii)

Providing assistance with purchasing and selling securities and other property for the Fund, including the placement of orders with broker-dealers selected by PIM, even if FAV has not delegated investment discretion with respect to such assets; and

(iii)

performing research and obtaining and evaluating pertinent economic, statistical, and financial data relevant to the investment strategies and policies of the Fund, as set forth in the Fund’s prospectus and statement of additional information, and sharing such research and data with FAV upon request.

The assets with respect to which PIM provides the services set forth in Sections 1(a)(i) through (iii) are referred to as the “Sub-Advised Portion.”

(b)  In performing these services, PIM shall adhere to the Fund’s investment goal(s), policies and restrictions as contained in the Fund’s current prospectus and statement of additional information, and in the Agreement and Declaration of Trust and Bylaws of the Fund or Trust, as applicable, and to the investment guidelines most recently established by FAV (all as may be amended from time to time) and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

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(c)  Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, PIM shall report daily all transactions effected by PIM on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)  PIM shall provide FAV such information with respect to its services hereunder as is reasonably necessary to fulfill FAV’s own reporting obligations with respect to the Fund.

(e)  In carrying out its duties hereunder, PIM shall comply with all reasonable instructions of the Fund, the Board or FAV in connection therewith.

2.    (a) Where applicable based on the services it provides pursuant to Section 1 above, PIM shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the Fund’s policies with respect thereto and as set forth in the Fund’s Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”), Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Sub- Advised Portion’s portfolio transactions, PIM shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by PIM for the period and in the place required by Rule 31a-2 under the 1940 Act.

(b) Where applicable based on the services it provides pursuant to Section 1 above, PIM shall select brokers and dealers for the execution of the Fund’s transactions with respect to the Sub-Advised Portion. In selecting brokers or dealers to execute such orders and subject to any policies and procedures adopted by the Trust’s Board, PIM is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which may enhance PIM’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the 1934 Act that PIM may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if PIM determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or PIM’s overall responsibilities to PIM’s discretionary accounts.

3.    (a) PIM shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

(b) It is understood that the services provided by PIM are not to be deemed exclusive. FAV acknowledges that PIM may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act (“Clients”), which may invest in the same type of securities as the Fund. FAV agrees that PIM may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

4.    PIM agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.    PIM will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where PIM may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

6.        (a) In payment for the investment sub-advisory services to be rendered by PIM under Section 1(a)(i)) hereunder with respect to the Fund, FAV shall pay a monthly fee in U.S. dollars to PIM calculated daily at the following

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annual rate: [omitted] of the average aggregate net asset value of the assets in the Sub-Advised Portion. For the purposes of calculating such fee, the net asset value of the Sub-Advised Portion and the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute its net asset value for purposes of pricing purchases and redemptions of its shares, all as set forth more fully in the Fund’s then current prospectus and statement of additional information.

(b)  In payment for the services to be rendered by PIM under Sections 1(a)(ii)-(iii), FAV shall pay a monthly fee in U.S. dollars to PIM based on the costs of PIM in providing services with respect to the Fund, which may include a mark-up determined and revised from time-to-time in accordance with the transfer pricing policy of the parties’ parent company (specifically, the global service fee model thereunder) in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs.

(c)  If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

7.    (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of PIM, neither PIM nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Fund’s primary adviser(s) or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)  Notwithstanding paragraph 7(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund, the Fund’s primary adviser(s) or any shareholder of the Fund (a “liability”) for any acts undertaken by PIM pursuant to authority delegated as described in Paragraph 1(a), PIM shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each an “Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

(c)  No provision of this Agreement shall be construed to protect any director or officer of FAV or PIM from liability in violation of Sections 17(h) or (i) of the 1940 Act.

8.    During the term of this Agreement, PIM will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

9.    This Agreement shall be effective as of the date given above and shall continue in effect for two years. It is renewable annually thereafter so long as such continuance is specifically approved at least annually (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

10.    This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty

(60) days’ written notice to FAV and PIM, and by FAV or PIM upon sixty (60) days’ written notice to the other party.

11.    This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the Subadvisory Agreement between FAV and the Fund’s primary adviser.

12.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, PIM hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any

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third party at the Fund’s direction, any of such records upon the Fund’s request. PIM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.    The terms “majority of the outstanding voting securities” of the Fund and “interested persons” shall have the meanings as set forth in the 1940 Act.

15.    This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

16.    PIM acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust. PIM agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that PIM shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:	/s/ Edward Perks
Edward Perks

Title:  President/CIO

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	/s/ Steven McKay
Steven McKay

Title:  Head of U.S. Retirement, Insurance & College Savings

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Seasons Series Trust

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Franklin Allocation Moderately Aggressive Portfolio

(formerly, SA Putnam Asset Allocation Diversified Growth Portfolio)

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

CorebridgeFinancial.com/InformationStatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of new subadvisory and sub-subadvisory agreements with respect to the Portfolio is now available at the Corebridge Financial, Inc. (“Corebridge”) website referenced above. The Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access Corebridge’s website to review a complete copy of the Information Statement, which contains important information about the new subadvisory and sub-subadvisory agreements.

As discussed in the Information Statement, at a meeting held on April 2, 2025, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Franklin Advisers, Inc. (“Franklin”) with respect to the Portfolio, and a sub-subadvisory agreement between Franklin and Putnam Investment Management, LLC with respect to the Portfolio, each effective on April 30, 2025.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 27, 2025, to all participants in a contract who were invested in the Portfolio as of the close of business on April 30, 2025. A copy of the Information Statement will remain on Corebridge’s website until at least June 27, 2026, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862. You can request a complete copy of the Information Statement until June 27, 2026. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.